SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K/A
                              AMENDMENT NO. 1
                                     to
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-10308


                     MARCH 21, 2001 (FEBRUARY 13, 2001)
              Date of Report (Date Of Earliest Event Reported)


                            CENDANT CORPORATION
           (Exact name of Registrant as specified in its charter)


        DELAWARE                                            06-0918165
(State or Other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                            Identification No.)


9 WEST 57TH STREET, NEW YORK, NY                                  10019
(Address of Principal Executive Office)                         (Zip Code)


                               (212) 413 1800
            (Registrant's telephone number, including area code)


                                    NONE
    (Former name, former address and former fiscal year, if applicable)




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
  No.                 Description
-------               -----------

4.1 Final copy of the Indenture, dated as of February 13, 2001, between Cendant Corporation and The Bank of New York, as trustee.


                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    CENDANT CORPORATION


                                    By: /s/ Eric J.Bock
                                        ----------------------------------
                                            Eric J. Bock
                                            Senior Vice President - Law
                                            and Corporate Secretary


Date: March 21, 2001


                            CENDANT CORPORATION
                        CURRENT REPORT ON FORM 8-K/A
              REPORT DATED MARCH 21, 2001 (FEBRUARY 13, 2001)


                               EXHIBIT INDEX



EXHIBIT
   NO.                DESCRIPTION
-------               -----------

4.1 Final copy of the Indenture, dated as of February 13, 2001, between Cendant Corporation and The Bank of New York, as trustee.